Exhibit 10.3



                                    AMENDMENT

         THIS AMENDMENT is made and entered into this 28th day of December, 2006 by and between MONEY CENTERS OF AMERICA, INC., a Delaware corporation ("Borrower"), and MERCANTILE CAPITAL, L.P. ("Lender").



                                   BACKGROUND

         Borrower and Lender are parties to (a) the Amended and Restated Loan and Security Agreement, dated as of October 24, 2003 (as amended, supplemented, extended or otherwise modified from time to time, the "MCA Loan Agreement") pursuant to which Lender agreed to make loans to Borrower subject to the terms and conditions contained therein, and (b) the Loan and Security Agreement, dated as of November 23, 2003 (as amended, supplemented, extended or otherwise modified from time to time, the "iGames Loan Agreement" and, together with the MCA Loan Agreement, collectively, the "Loan Agreements") pursuant to which Lender agreed to make loans to Borrower (successor-by-merger to iGames Entertainment, Inc., a Nevada corporation) subject to the terms and conditions contained therein;

         Debtor has requested that (i) Lender consent to Borrower entering into the Junior Loan Agreement (as defined in the Baena Subordination Agreement defined below) pursuant to which Baena Advisors, LLC ("Junior Creditor") will finance the Required Payments (as defined below) and certain working capital needs of Borrower; (ii) Lender agree to extend the maturity date of the Remaining Loan (as defined below); (iii) Lender agree to amend certain other provisions of the MCA Loan Agreement; and (iv) Lender agree to terminate the iGames Loan Agreement. Lender is willing to consent and agree to the foregoing, but only on the terms and subject to the conditions set forth herein.

         NOW THEREFORE, in consideration of the promises herein contained, and each intending to be legally bound hereby, the parties agree as follows:

1. Definitions. Capitalized terms used herein, and not otherwise defined herein, shall have the meanings assigned to them in the MCA Loan Agreement.

2. Acknowledgment of Obligations.
         (a) Borrower acknowledges and agrees that:
(i) Borrower is unconditionally liable to Lender under the Loan Agreements for the payment of the principal amount of all loans (as described in clause (ii) below), plus all accrued and unpaid interest, plus all costs and expenses incurred by Lender, including attorneys' fees and expenses, and all other Obligations (as separately defined in each of the Loan Agreements), and Borrower has no defenses, counterclaims, deductions, credits, claims or rights of setoff or recoupment with respect to the Obligations; and

(ii) as of December 28, 2006, the aggregate outstanding principal balance of (A) the loans under the MCA Loan Agreement is $4,581,334.87, and (B) the loans under the iGames Loan Agreement is $2,119,650.83.
         (b) Borrower ratifies and confirms its Obligations under the Loan Agreements and acknowledges and agrees that each of the Loan Agreements and the other Loan Documents (as separately defined in each of the Loan Agreements) remain in full force and effect (subject to Section 3(a)(iii) below).

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3. Modifications to Loan Agreements and Pledge Agreement. All of the following modifications to the Loan Agreements and the Pledge Agreements (as defined below) are effective as of the Effective Date (as defined below):
        (a) Contemporaneously with the Effective Date:
(i) Borrower shall (y) pay in full the outstanding principal balance of the loans under the iGames Loan Agreement, plus all accrued and unpaid interest thereon, and (z) pay a portion of the outstanding principal balance of the loans under the MCA Loan Agreement, plus all accrued and unpaid interest thereon through January 1, 2007 (the payments described in the preceding clauses (y) and (z), collectively, the "Required Payments"), in each case, with the proceeds of the loan made by Junior Creditor under the Junior Loan Agreement such that, after giving effect to the Required Payments, the outstanding principal balance under the iGames Loan Agreement will be zero and the outstanding principal balance under the MCA Loan Agreement will be $2,525,000 (inclusive of $25,000 of the Amendment Fee described below) (the "Remaining Loan"). The outstanding principal balance of the Remaining Loan, together with any accrued and unpaid interest and any unpaid costs and expenses and other Obligations, shall be due and payable in full in cash on December 31, 2008 (the "Loan Maturity Date"). Interest shall accrue on the Remaining Loan and the other Obligations at a fixed rate of 12.75% per annum (subject to application of the Default Rate if and when applicable) calculated on the basis of a 360-day year, counting the actual number of days elapsed, and shall be payable on the first day of each month commencing on February 1, 2007 and continuing on the same day of each month thereafter until all Obligations are paid in full in cash.

(ii) The Remaining Loan will be further evidenced by the Amended and Restated Promissory Note described below, which note shall not constitute a novation or extinguishment of the indebtedness evidenced by any prior note in favor of Lender. All references to the "Revolving Loan Note" or the "Amended and Restate Revolving Loan Note" contained in the Loan Documents shall be deemed to mean the Amended and Restated Promissory Note described below.

(iii) The iGames Loan Agreement will be terminated, except that Borrower's indemnification obligations and grant of a security interest in the collateral described therein will survive such termination, it being agreed that such collateral shall continue to secure the Obligations.

For avoidance of doubt, following the Effective Date, except for the Remaining Loan, no Loans or other extensions of credit will be made available under the MCA Loan Agreement.
        (b) Notwithstanding anything to the contrary contained in
Section 2.5 of the MCA Loan Agreement, Borrower shall not be required to pay the annual facility fee described in such section.
        (c) The parties agree that, with respect to Lender's direct control arrangements in effect as of the date hereof in respect of substantially all of Borrower's existing lockboxes, deposit accounts and securities accounts, in lieu of Lender maintaining such direct control (subject to clause (iii) below), such control will be maintained by Junior Creditor for itself and as collateral agent for Lender following the transition of such control arrangements to Junior Creditor (as described below). In connection with the foregoing, the parties further agree as follows:

(i) With respect to each lockbox, deposit account and securities account that is subject to a control agreement in favor of Lender as of the date hereof, so long as no Event of Default has occurred and is continuing, Lender shall cooperate with Borrower and Junior Creditor, at Borrower's expense, in an effort to provide Borrower with prompt access to funds received in or credited to such lockbox, deposit account or securities account and shall execute and deliver, at Borrower's expense, such additional documents, in form and substance reasonably satisfactory to Lender, as may be reasonably necessary to provide Borrower with such access or to effect the transition of direct control over such accounts as described in this paragraph 3(c). Borrower shall have sole responsibility for the transition of such control arrangements to Junior Creditor and agrees that if such transition is not fully implemented by February 15, 2007, then Borrower shall pay to Lender, in advance, on such date and on the first day of each month thereafter commencing March 1, 2007, until such transition is fully implemented, a non-refundable monthly account administration fee of $2,500. Such transition will be deemed to be fully implemented when (i) Junior Creditor, for itself and as collateral agent for Lender, has entered into a control agreement, in form and substance reasonably satisfactory to Senior Creditor, with respect to each and every existing deposit account and securities account of Borrower (other than the Excluded Accounts as defined in Section 3(b) of the Baena Subordination Agreement), and (ii) Lender is no longer required to remit collections to Borrower.

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(ii) Borrower agrees to enter into and to use commercially reasonable efforts to cause Junior Creditor, for itself and as collateral agent for Lender, and each applicable depository institution to enter a control agreement, in form and substance reasonably satisfactory to Lender, as promptly as practicable after the date hereof, with respect to each and every deposit account and securities account of Borrower in existence as of the Effective Date (other than the Excluded Accounts) (it being agreed that Borrower may terminate its existing lockbox arrangements if consented to by Junior Creditor), and to use commercially reasonable efforts to cause Junior Creditor to continue at all times to hold control of each such deposit account and securities account for itself and as collateral agent for Lender (and contemporaneously with Junior Creditor entering into any such control agreement with respect to any such account, so long as no Event of Default has occurred and is continuing, Lender shall cooperate with Junior Creditor, at Borrower's expense, to terminate any control agreement in favor of Lender in effect as of the Effective Date with respect to such account); provided, however, that if Junior Creditor enters into a control agreement with respect to any Excluded Account (or lockbox) or any deposit account or securities account of Borrower not in existence as of the Effective Date, then Borrower shall ensure that Junior Creditor holds at all times control of such account (or lockbox) for itself and as collateral agent for Lender. Borrower represents and warrants to Lender that, as of the Effective Date, all lockboxes, deposit accounts and securities accounts of Borrower (other than the Excluded Accounts) are subject to control agreements in favor of Lender. If Borrower proposes to establish any lockbox, deposit account or securities account after the Effective Date, Borrower shall provide Lender with prompt written notice of the same and Borrower shall ensure that Lender's security interest is perfected via a control agreement, in form and substance reasonably satisfactory to Lender, in favor of Junior Creditor, for itself and as collateral agent for Lender, contemporaneously with the establishment of such lockbox or account and at all times thereafter.

(iii) Nothing contained in this Section shall impair or otherwise limit Lender's right to perfect and, following the occurrence and during the continuance of an Event of Default, enforce directly its Lien in the deposit accounts and securities accounts of Debtor. If required by Lender, Borrower shall take any and all actions required by Lender to accomplish the foregoing.

(iv) For avoidance of doubt, this Section supersedes Section 4.3 of the MCA Loan Agreement.

        (d) Section 4.2 of the MCA Loan Agreement is amended by inserting the words "Upon an Event of Default," before the word "Borrower" in the first line thereof.

        (e) Section 4.8 of the MCA Loan Agreement is deleted in its entirety.

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        (f) Section 7.1.1 of the MCA Loan Agreement is amended to require that all monthly, quarterly and annual financial statements submitted to Lender be accompanied by an officer's certificate in form and content acceptable to Lender. In addition, without duplication of items required to be delivered to Lender under Section 7.1.1 of the MCA Loan Agreement, (i) no later than the time provided to Junior Creditor, Borrower shall deliver to Lender copies of any financial, collateral or business condition reports, and copies of any and all notices of any kind, provided by Borrower to Junior Creditor (except that, in lieu of delivering to Lender copies of daily or weekly borrowing base certificates provided to Junior Creditor, Borrower shall deliver to Lender, on a monthly basis by the end of the first week of each month, a borrowing base summary with respect to the prior month, in form and substance satisfactory to Lender), and (ii) immediately upon receipt, Borrower shall deliver to Lender a copy of any and all notices of any default or event of default provided by Junior Creditor to Borrower.

        (g) The following Sections of the MCA Loan Agreement are amended by deleting the existing wording thereof and replacing the same with the word "[Reserved]": 7.1.1(f), 7.1.1(g), 7.1.5, 7.1.7 and 7.2.3.

        (h) Notwithstanding anything to the contrary contained in Section 7.2.2 of the MCA Loan Agreement, Lender consents to the Liens of Junior Creditor on the Collateral granted under the Junior Creditor Documents (as defined in the Baena Subordination Agreement) and securing the Junior Creditor Obligations (as defined in the Baena Subordination Agreement) so long as such Liens remain subject to the Baena Subordination Agreement.
(i) Section 7 of the MCA Loan Agreement is amended by adding a new
Section 7.2.7, which shall read as follows:

         "7.2.7. (a) Engage in any sale, transfer, lease, license or other disposition, outside of the ordinary course of business, of any of its property;

         (b) Acquire all or a material portion of the equity or assets of any Person in any transaction or in any series of related transactions;

         (c) Incur or become liable for any Debt other than the Obligations, the Junior Creditor Obligations (as defined in the Baena Subordination Agreement), unsecured Debt to finance vault cash needs in the ordinary course of business, unsecured Debt to Christopher M. Wolfington (including, without limitation, in respect of deferred compensation), and trade payables incurred in the ordinary course of business and paid within customary trade terms;

         (d) (i) Make any payment or prepayment in respect of the Junior Creditor Obligations other than payments of interest and loan fees if and to the extent expressly permitted under the Baena Subordination Agreement, or amend or otherwise modify any of the Junior Creditor Documents (as defined in the Baena Subordination Agreement) other than amendments and modifications that are expressly permitted under the Baena Subordination Agreement; or (ii) make any payment or prepayment in respect of any Debt to Christopher M. Wolfington, except that Borrower may make regularly scheduled, non-default interest payments (at a reasonable rate of interest) in respect of such Debt so long as no Event of Default or event which, with the passage of time, the giving of notice or both, would constitute an Event of Default, exists;

         (e) Become or be liable, directly or indirectly, primarily or secondarily, in any manner, whether as guarantor, surety, accommodation maker, or otherwise, for the indebtedness or other obligations of any Person other than through the endorsement in the ordinary course of business of negotiable instruments for deposit or collection;

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         (f) Execute a negative pledge agreement with any Person (other than
         Lender and Junior Creditor) covering any of Borrower's property;

         (g) Create or acquire any Subsidiary or make or have outstanding any loans, advances, extensions of credit or capital contributions to, or investments in, any Person other than extensions of credit in the form of accounts receivable arising in the ordinary course of business and investments in cash and cash equivalents;

         (h) Declare or pay or make any forms of Distribution (for purposes hereof, "Distribution" means (x) cash dividends or other cash distributions on any equity of Borrower, (y) redemption, repurchase, defeasance or acquisition of such equity or of warrants, rights or other options to purchase such equity, and (z) any loans or advances to any shareholder of Borrower);

         (i) Declare or pay any deferred or bonus compensation to its officers if an Event of Default or event which, with the passage of time, the giving of notice or both, would constitute an Event of Default, exists;

         (j) Permit to exist any Lien to exist on the equity of Borrower owned directly or indirectly by Surety other than Liens of Junior Creditor securing the Junior Creditor Obligations;

         (k) Enter into any transaction with any Affiliate, including, without limitation, the purchase, sale, or exchange of property, or the loaning or giving of funds, unless the transaction is in the ordinary course of and pursuant to the reasonable requirements Borrower's business and upon terms substantially the same and no less favorable to Borrower as it would obtain in a comparable arm's length transactions with any Person not an Affiliate, and so long as such transaction is not otherwise prohibited hereunder; or

         (l) Cease a material portion of its business operations at any time for a period in excess of 3 Business Days."


         The term "Baena Subordination Agreement" contained in new Section 7.2.7 of the MCA Loan Agreement shall have the meaning set forth in Section 7 below.

         By his execution of the Surety' Acknowledgment attached hereto, Christopher M. Wolfington agrees not to accept any payment in violation of
Section 7.2.7 of the Loan Agreement

        (j) Section 8.1.1 of the MCA Loan Agreement is amended by deleting the words "provided that it shall not constitute an Event of Default if sufficient funds are on deposit in the Settlement Account to pay such Obligation and Lender fails or declines to withdraw such funds to make such payment;".

        (k) Section 8.1.2 of the MCA Loan Agreement is amended by deleting the word "material" in the first and third lines thereof (and replacing the word "a", which precedes the deleted word "material", with the word "an" in such third line) and by deleting the last sentence thereof.

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        (l) Notwithstanding anything to the contrary contained in the MCA Loan
Agreement(i) the occurrence of any default or event of default under any of the Junior Creditor Documents (as defined in the Baena Subordination Agreement), or
(ii) the occurrence of any default under the Baena Subordination Agreement (other than on the part of Lender) shall constitute an immediate Event of Default under the MCA Loan Agreement.

        (m) Section 9.2 of the MCA Loan Agreement is amended by deleting the last two sentences thereof.

        (n) Section 9.2.1 of the MCA Loan Agreement is amended by deleting the reference to "Revolving Credit Termination Date" in the first line thereof and replacing the same with "Loan Maturity Date". The term "Loan Maturity Date" contained in amended Section 9.2.1 of the MCA Loan Agreement shall have the meaning set forth in Section 3(a) above.

        (o) Section 9.8 of the MCA Loan Agreement is amended by deleting the notice information for Lender and replacing the same with the following:


                  "If to Lender:

                  Mercantile Capital, L.P.
                  2320 Haverford Road
                  Ardmore, PA 19003
                  Attn: Joseph A. Breen
                  Facsimile: (610) 658-1971

                  with copies to:

                  JEMA Consulting
                  70 Ivy Hill Road
                  Red Bank, NJ 07701
                  Attn: Joseph Anania

                  Mercantile Capital, L.P.
                  2320 Haverford Road
                  Ardmore, PA 19003
                  Attention:  Chuck Strong
                  Facsimile: (610) 658-1971"

        (p) The definition of "Collateral" contained in Schedule 1 to the MCA Loan Agreement shall be expanded to include, in addition to the items described in the current definition, all of Borrower's right, title and interest in and to all property, whether real, personal or mixed, whether tangible or intangible, whether now owned or hereafter acquired, created or arising, including, without limitation, all accounts, chattel paper, deposit accounts, documents, equipment, fixtures, general intangibles, instruments, inventory and investment property (in each case, as defined in the UCC), together with all proceeds (as defined in the UCC) thereof. In furtherance of such modification, Borrower grants to the Lender, as security for the Obligations, a continuing first priority, perfected Lien in all of Borrower's right, title and interest in and to the property described in the preceding sentence, subject to no Liens other than Liens expressly permitted under the MCA Loan Agreement. Borrower authorizes Lender to file any financing statements (and any amendments and/or continuations thereof) naming Lender as the "secured party" and naming Borrower as the "debtor" in any filing office as Lender may determine. Such financing statements may indicate that the Collateral consists of "all assets" of Borrower or the like (or any collateral description of lesser scope and/or more specificity).

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        (q) The Collateral Pledge Agreement, dated as of May 2, 2003, between
Christopher M. Wolfington and Lender, and the Stock Pledge and Registration Rights Agreement, dated as of November 26, 2003, between Borrower and Lender (collectively, the "Pledge Agreements"), together with Lender's security interest in the equity of Borrower created under each Pledge Agreement, are terminated. Borrower directs Lender to deliver all stock certificates in Lender's possession to Junior Creditor. Lender agrees to promptly deliver to Junior Creditor all such stock certificates and, to the extent applicable, to promptly deliver to Borrower, following Borrower's request therefor, one or more lost stock certificate affidavits, in form and substance satisfactory to Lender, with respect to any stock certificates which Borrower previously delivered to Lender and which Lender is unable to locate.


4. Amendment Fee. Borrower agrees that Lender has fully earned a non-refundable amendment fee of $50,000 (the "Amendment Fee") as of the Effective Date. Borrower shall pay $25,000 of the Amendment Fee, in cash, contemporaneously with the Effective Date. The remaining $25,000 of the Amendment Fee will be capitalized into the principal balance of the Remaining Loan and shall be due and payable as set forth in Section 3(a) above.


5. Release. Borrower knowingly, intelligently and voluntarily releases, waives and forever relinquishes all claims, demands, obligations, liabilities and causes of action of whatever kind or nature, whether known or unknown, including any so-called "lender liability" claims or defenses which Borrower has, may have, or might assert now or in the future against Lender and its participants, affiliates, officers, directors, employees, agents, attorneys, accountants, consultants, successors and assigns, directly or indirectly, arising out of, based upon, or in any manner connected with (i) any transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, which occurred, existed, or was taken or permitted prior to the execution of this Amendment with respect the Obligations, the Loan Documents or the administration thereof, (ii) any discussions, commitments, negotiations, conversations or communications prior to the execution of this Amendment with respect to the Obligations, or (iii) any thing or matter related to any of the foregoing prior to the execution of this Amendment. The inclusion of this paragraph in this Amendment, and the execution of this Amendment by Lender, does not constitute an acknowledgment or admission by Lender of liability for any matter, or a precedent upon which any liability may be asserted.


6. Representations and Warranties.
        (a) In order to induce Lender to enter into this Agreement, Borrower represents and warrants to Lender as follows:

(i) The execution, delivery and performance by Borrower of this Amendment and the other agreements, instruments and documents referred to herein (A) are and will be within the corporate power of Borrower, (B) have been authorized by all necessary corporate action on behalf of Borrower, (C) are not in contravention of any order or decree of any Governmental Authority, or of any law, rule or regulation to which Borrower or any of Borrower's property is bound, (D) are not and will not be in conflict with, or result in a breach of or constitute (with due notice and/or lapse of time) a default under (x) Borrower's organizational documents or (y) any indenture, agreement, contract or undertaking to which Borrower is a party or by which Borrower or Borrower's property is bound, and
(E) will not result in the imposition of any Lien on any of the property of Borrower other than in favor of the Lender;

(ii) This Amendment and the other agreements, instruments and documents referred to herein have been duly executed and delivered by Borrower and constitute Borrower's legal, valid and binding obligations, enforceable against Borrower in accordance with their respective terms;

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(iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any Governmental Authority or third party is required in connection with the execution, delivery or performance by the Borrower of this Amendment or the other agreements, instruments and documents referred to herein;

(iv) No Event of Default or event which, with the passage of time, the giving of notice or both would constitute an Event of Default, exists, and no such event would result from the execution and delivery of, or consummation of the transactions contemplated by, this Agreement or the other agreements, instruments and documents referred to herein;

(v) Borrower has not entered into this Agreement or the other agreements, instruments and documents referred to herein to provide any preferential treatment to Lender or any other creditor, or with intent to hinder, delay or defraud any creditor; and

(vi) The exact legal name, type of organization and sole state of organization of Borrower is as set forth in the preamble to this Amendment.

        (b) Borrower confirms, reaffirms and restates to Lender, on and as of the Effective Date, the representations and warranties set forth in the MCA Loan Agreement (other than the representation and warranty contained in Section 6.2 of the MCA Loan Agreement) and the other Loan Documents, except to the extent that such representations and warranties solely relate to a specific earlier date in which case Borrower confirms, reaffirms and restates such representations and warranties as of such earlier date. In lieu of the representation and warranty contained in Section 6.2 of the MCA Loan Agreement, Borrower represents and warrants to Lender that Borrower (i) is able to realize upon its assets and pay its debts and other liabilities as they mature in the normal course of business, (ii) on the Effective Date, after giving effect to the transactions contemplated hereunder, will have sufficient capital to carry on its business and (iii) is solvent and will continue to be solvent after the transactions contemplated hereunder and under the other Loan Documents
        (c) All of the representations and warranties contained in this Amendment shall be considered to have been relied upon by Lender, and shall survive the delivery to Lender of this Amendment.
7. Effectiveness; Conditions Precedent.

        (a) The effectiveness of this Amendment is subject to the following conditions precedent, including, where applicable, that Lender shall have received the following documents and other items (all such documents and other items must be in form and substance satisfactory to the Lender):

(i) This Amendment executed by Borrower;

(ii) The Sureties' Acknowledgment and Mortgage Modification Agreement executed by Surety;

(iii) The Amended and Restated Promissory Note executed by Borrower together with a Disclosure of Confession of Judgment executed by Borrower;

(iv) Copies of the Junior Creditor Documents certified by an officer of Borrower, which Junior Creditor Documents shall provide for a committed term loan facility of not less $4,750,000 to be funded at closing;

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(v) The Subordination and Intercreditor Agreement (the "Baena Subordination
Agreement") executed by Junior Creditor and acknowledged by Borrower;

(vi) Any and all agreements, instruments and documents required by Lender to effectuate and implement the terms this Amendment (duly executed, where appropriate, by Borrower and such other parties, as applicable);

(vii) Evidence that the execution, delivery and performance of this Amendment and the other agreements, instruments and documents referred to in this Section by Borrower have been duly authorized by all necessary corporate action, together with certified copies of the organizational documents of, and good standing/foreign qualification certificates for, Borrower;

(viii) No litigation, investigation or proceeding before or by any Governmental Authority shall be continuing or threatened in connection with this Amendment or the Junior Creditor Documents or any of the transactions contemplated hereby or thereby, and no injunction, writ, restraining order or other order of any nature inconsistent with the due consummation of such transactions shall have been issued by any Governmental Authority;

(ix) Each of the representations and warranties made or reaffirmed by Borrower in this Amendment or in any of the other agreements, instruments and documents referred to herein shall be true and correct;
(x) Consummation of the transactions contemplated by the Junior Creditor Documents (including the funding to Borrower of an amount not less than $4,750,000) and payment by Borrower, in cash, of the Required Payments and $25,000 of the Amendment Fee; and

(xi) Payment by Borrower, in cash, of all costs and expenses of Lender, including the fees and expenses of its counsel, Blank Rome LLP, incurred in connection herewith.
        (b) The date on which all of the conditions precedent set forth in Section shall have been satisfied or waived is referred to herein as the "Effective Date."


8. Miscellaneous.
        (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute an amendment of or otherwise affect the rights and remedies of Lender or Borrower under the MCA Loan Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the MCA Loan Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall constitute a Loan Document for all purposes of the MCA Loan Agreement and the other Loan Documents. The Loan Agreement, as amended by this Amendment, together with the other Loan Documents, contains the entire agreement between the parties with respect to the transactions contemplated thereby. The Loan Agreement, as amended by this Amendment, and the other Loan Documents may amended, modified, waived, discharged or terminated only by a writing signed by the parties.

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        (b) Borrower covenants, confirms and agrees that, as security for the repayment of the Obligations, Lender has, and shall continue to have, a continuing first priority, perfected lien on and security interest in the Collateral, all whether now owned or hereafter acquired, created or arising, together with all proceeds, as set forth in the MCA Loan Agreement, as modified hereby, and the other Loan Documents, subject to no Liens other than Liens expressly permitted under the MCA Loan Agreement. Borrower acknowledges and agrees that nothing herein contained in any way impairs Lender's existing rights and priority in the Collateral.

        (c) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA
WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

        (d) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile or email transmission shall be effective to bind the parties.

        (e) Borrower agrees to pay the costs and expenses incurred by Lender in connection with preparation of this Amendment, including the fees and expenses of its counsel.

        (f) The headings of any section or paragraph of this Amendment are for convenience only and shall not be used to interpret any provision of this Amendment.

                            [SIGNATURE PAGE FOLLOWS]



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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


ATTEST:                             MONEY CENTERS OF AMERICA, INC.


By: _____________________________   By: _____________________________________
Name:                               Name:  Jason P. Walsh
Its:                                Its: CFO

                                    MERCANTILE CAPITAL, L.P.


                                    By: ______________________________________
                                    Name: Joseph A. Breen
                                    Its:   CFO

                            SURETIES' ACKNOWLEDGEMENT

     Each of the undersigned, Christopher M. Wolfington and Darlene M. Wolfington, (a) acknowledges the terms and conditions of the foregoing Amendment and reaffirms his/her continuing joint and several obligations under the Amended and Restated Surety Agreement and the Open-End Mortgage and Security Agreement (collectively, the "Surety Documents") by the undersigned in favor of Mercantile Capital, L.P. ("Lender"), (b) confirms and agrees that all of such obligations are owing without any defenses, counterclaims, deductions, credits, claims or rights of setoff or recoupment; (c) covenants, confirms and agrees that, as security for the repayment of the Obligations, Lender has, and shall continue to have, a continuing, perfected lien on and security interest in the property that is subject to the Surety Documents, all whether now owned or hereafter acquired, created or arising, together with all proceeds, as set forth in the Surety Documents, subject to no liens or encumbrances other than liens and encumbrances expressly permitted under the Surety Documents; (d) acknowledges and agrees that nothing contained in the foregoing Amendment in any way impairs Lender's existing rights and priority in the property that is subject to the Surety Documents; (e) agrees not to grant, create or permit to exist any Lien on the equity of Borrower owned directly or indirectly by the undersigned (or either of them) other than Liens of Junior Creditor securing the Junior Creditor Obligations; and (f) acknowledges and agrees that no acknowledgement, reaffirmation, confirmation, agreement or consent on his/her part is required in connection with the execution and delivery of the foregoing Amendment, nor will any such acknowledgement, reaffirmation, confirmation, agreement or consent on his/her part be required in connection with any future amendment in order for the Surety Documents to remain in full force and effect, and Lender may continue to rely on the Surety Documents without any further action on the part of Lender or the undersigned in any such event.

     Each of the undersigned hereby knowingly, intelligently and voluntarily releases, waives and forever relinquishes all claims, demands, obligations, liabilities and causes of action of whatever kind or nature, whether known or unknown, including any so-called "lender liability" claims or defenses which he/she has, may have, or might assert now or in the future against Lender and its participants, affiliates, officers, directors, employees, agents, attorneys, accountants, consultants, successors and assigns, directly or indirectly, arising out of, based upon, or in any manner connected with (i) any transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, which occurred, existed, or was taken or permitted prior to the execution of this Sureties' Acknowledgement with respect the Obligations (as separately defined in each of the Loan Agreements defined in the foregoing Amendment), the Loan Documents (as separately defined in each of the Loan Agreements defined in the foregoing Amendment) or the administration thereof, (ii) any discussions, commitments, negotiations, conversations or communications prior to the execution of this Sureties' Acknowledgment with respect to the Obligations, or (iii) any thing or matter related to any of the foregoing prior to the execution of this Sureties' Acknowledgment. The inclusion of this paragraph in this Sureties' Acknowledgment does not constitute an acknowledgment or admission by Lender of liability for any matter, or a precedent upon which any liability may be asserted.

     By its acceptance of this Sureties' Acknowledgment, Lender agrees that the Pledge Agreements and Lender's security interest in the equity of Borrower created thereunder are terminated as of the Effective Date.

     Capitalized terms used herein, and not otherwise defined herein, shall have the meanings assigned to them in the foregoing Amendment or in the documents referenced in the foregoing Amendment, as applicable.

     IN WITNESS WHEREOF, the undersigned have executed and delivered this Sureties' Acknowledgment as of the ___ day of December, 2006.


/s/ Christopher M. Wolfington                Darlene M. Wolfington _____________
--------------------------------                  ------------------------------
    Christopher M. Wolfington                Darlene M. Wolfington